Convertible Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2022
Disclosure of classes of share capital [abstract]
Convertible Redeemable Preferred Shares	CONVERTIBLE REDEEMABLE PREFERRED SHARES On March 30, 2020 and on April 16, 2020, the Company issued a total of 20,591,629 Series A convertible redeemable preferred shares (the “Series A Preference Shares”) to independent third parties, at the price of $7.792 per share for an aggregate purchase consideration of $160.5 million. All Series A Preferred Shares were converted into ordinary shares of the Company and all accrued but unpaid dividends were settled in the form of ordinary shares upon qualified IPO in June 2020. A fair value loss of $80.0 million was recorded in the fiscal year ended December 31, 2020 due to change in fair value upon conversion.